Exhibit 99.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Second Amendment”), dated as of April 28, 2006, amends that certain Amended and Restated Credit Agreement dated as of August 15, 2005, as amended by that certain Consent and First Amendment to Credit Agreement, dated as of December 2, 2005 (the “Credit Agreement”), by and among KOPPERS INC., a Pennsylvania corporation (the “Borrower”), EACH OF THE GUARANTORS (as defined in the Credit Agreement), the BANKS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), NATIONAL CITY BANK OF PENNSYLVANIA, as Syndication Agent, and CITIZENS BANK OF PENNSYLVANIA, BANK OF AMERICA, N.A. and FIRST COMMONWEALTH BANK, as Co-Documentation Agents.

WITNESSETH:

WHEREAS, Borrower has requested, and the Banks have agreed, subject to the terms and conditions herein, to amend the Credit Agreement to, among other matters, increase the Revolving Credit Commitments from $115,000,000 to $125,000,000 and to increase the Term Loan Commitments from $19,000,000 to $59,000,000 in order to fund the acquisition of certain customer contracts, supplier contracts, equipment, inventory, and other assets, and the assumption of certain rail car leases from Reilly Industries, Inc. (“Reilly”) for an aggregate cash purchase price, excluding transaction fees, not exceeding $40,000,000, plus the value of purchased inventory in excess of $7,000,000, if any (the “Transaction”).

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Capitalized terms not otherwise defined herein have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Section 1.1 [Defined Terms] of the Credit Agreement is hereby amended by adding the following new defined term to Section 1.1 of the Credit Agreement in alphabetical order as follows:

“Second Amendment Effective Date shall mean April 28, 2006.”

(b) Section 2.3 [Revolving Credit Notes] of the Credit Agreement is hereby amended and restated as follows:

“2.3 Revolving Credit Notes.

The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Second Amendment Effective Date in substantially the form attached hereto as Exhibit 1.1(R) payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.”

(c) Section 3.3 [Term Loan Notes] of the Credit Agreement is hereby amended and restated as follows:

“3.3 Term Loan Notes.

The Obligation of the Borrower to repay the unpaid principal amount of the Term Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Term Note dated on or about April 28, 2006 in substantially the form attached hereto as Exhibit 1.1(T) payable to the order of each Bank in a face amount equal to the Term Loan of such Bank. The principal amount as provided therein of the Term Notes shall be payable in 14 quarterly installments on the first day of each May, August, November, and February after the date of such Term Notes, in the amount of $1,000,000 on May 1, 2006 and in the amount of $3,000,000 for each subsequent payment, commencing on August 1, 2006 through August 1, 2009, with a final payment of all outstanding principal and interest on the Term Loans due on the Term Loan Maturity Date.”

(d) Section 8.2.5 [Restricted Payments] of the Credit Agreement is hereby amended and restated as follows:

“8.2.5 Restricted Payments.

The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment, provided that the Borrower may make Restricted Payments in accordance with Section 4.04 [Limitation of Restricted Payments] of the 2003 Senior Note Indenture if after giving effect thereto, (i) no Event of Default or Potential Default will have occurred and be continuing, and (ii) the Undrawn Availability is at least $25,000,000. The Borrower may make Restricted Payments consisting of retiree redemptions and repurchases of the Borrower’s capital stock in an aggregate amount not to exceed $1,500,000 in any fiscal year, if after giving effect thereto, (i) no Event of Default or Potential Default will have occurred and be continuing and (ii) the Undrawn Availability is at least $25,000,000; provided that, to the extent that in any fiscal year (or portion thereof), such Restricted Payments made by the Borrower consisting of retiree redemptions and repurchases of the Borrower’s capital stock (“Actual Redemption Payments”) are less than $1,500,000, then, during the immediately following fiscal year, the Borrower may make Restricted Payments consisting of retiree redemptions and repurchases of the Borrower’s capital stock in an amount not to exceed $1,500,000 plus ($1,500,000 minus Actual Redemption Payments).”

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(e) Clause (5), subclause (vii) of Section 8.2.6 [Liquidations, Mergers, Consolidation, Acquisition] of the Credit Agreement is hereby amended and restated as follows:

“(vii) and the aggregate of the Consideration paid by the Loan Parties for such Permitted Acquisition and all other Permitted Acquisitions made between the Second Amendment Effective Date and the date of such Permitted Acquisition shall not exceed $40,000,000; and”

3. Increase of Revolving Credit Commitments and Term Loan Commitments.

The Borrower, the other Loan Parties, and the Banks hereby agree to increase (a) the Revolving Credit Commitments from the current amount of $115,000,000 to $125,000,000 and (b) the Term Loan Commitments from the current outstanding amount of $19,000,000 to $59,000,000 and Schedule 1.1(B) [Commitments of Banks and Addresses for Notices] to the Credit Agreement is hereby amended and restated to read as set forth on the Schedule 1.1(B) attached to this Second Amendment, so that after giving effect to such increase, each Bank has the Commitments as set forth opposite such Bank’s name on the amended and restated Schedule 1.1(B) attached to this Second Amendment. The additional $40,000,000 of new funding with respect to the Term Loans provided under this Second Amendment shall each be funded upon consummation of all the conditions precedent set forth in Section 4 hereof.

4. Conditions Precedent.

The Borrower, the Guarantors, and the Banks acknowledge and agree that the amendments set forth in Section 2 above and the increases in the Revolving Credit Commitments and the Term Loan Commitments set forth in Section 3 above, shall be effective upon the occurrence of all the following conditions precedent (a) through (o):

(a) The Borrower, the Guarantors, and the Banks shall have executed this Second Amendment;

(b) There shall be delivered to the Administrative Agent, for the benefit of each Bank, a certificate, dated as of the date of this Second Amendment and signed by the Secretary or an Assistant Secretary of the each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Second Amendment and the other Loan Documents together with resolutions of each Loan Party evidencing same;

(ii) the names of the officer or officers authorized to sign this Second Amendment, the Revolving Credit Notes, the Term Notes, and any other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

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(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date of this Second Amendment, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded;

(c) The Borrower shall have delivered to the Administrative Agent an opinion or opinions of Borrower’s counsel which shall opine as to (i) the due authorization, execution and delivery, and enforceability of this Second Amendment, the Revolving Credit Notes, and the Term Notes and (ii) such other matters as reasonably requested by the Administrative Agent, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent;

(d) Each of the Loan Parties represents and warrants to the Administrative Agent and the Banks that, by its execution and delivery hereof to the Administrative Agent, after giving effect to this Second Amendment, no Material Adverse Change shall have occurred since the Closing Date of the Credit Agreement;

(e) The representations and warranties set forth in the Credit Agreement and this Second Amendment shall be true and correct on and as of the date of this Second Amendment with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties that relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and no Potential Default or Event of Default shall exist and be continuing under the Credit Agreement or under any other material agreement, as of the date of this Second Amendment and the Borrower shall have delivered to the Administrative Agent a closing certificate certifying to all of the foregoing;

(f) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Second Amendment;

(g) The Borrower shall have paid to the Administrative Agent, for the benefit of each Bank increasing its Revolving Credit Commitment and/or Term Loan Commitment pursuant to this Second Amendment, an amendment fee in the amount of 25 basis points (0.25%) on the increase of such Lender’s Revolving Credit Commitment and/or Term Loan Commitment, which amendment fee shall be deemed to be earned as of the Second Amendment Effective Date;

(h) The Borrower shall have paid to the Administrative Agent and its counsel all reasonable fees and expenses for which the Administrative Agent and such counsel are entitled to be reimbursed;

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(i) The Borrower shall have delivered to the Administrative Agent and the Banks a final, execution copy of the asset purchase agreement for the Transaction (including all amendments, supplements, schedules, and exhibits thereto) certified by an Authorized Officer of the Borrower, which asset purchase agreement shall provide for an aggregate cash purchase price not to exceed $40,000,000, plus the value of purchased inventory in excess of $7,000,000, if any;

(j) The Borrower shall have delivered to the Administrative Agent a Borrowing Base Certificate, calculated as of March 31, 2006 with respect to Qualified Accounts and Qualified Inventory, but prepared on a pro forma basis after giving effect to the Transaction, which Borrowing Base Certificate demonstrates Undrawn Availability of at least $50,000,000;

(k) The Borrower shall have delivered to the Administrative Agent an Acquisition Compliance Certificate, dated as of the date hereof, evidencing pro forma covenant compliance with respect to Section 8.2.17;

(l) The Borrower shall have delivered to the Administrative Agent 4-year pro forma projections including a pro forma closing balance sheet, pro forma income statement, pro forma statement of cash flows, and assumptions used to prepare the projections;

(m) The Borrower shall have executed and delivered to each of the Banks new Revolving Credit Notes in substantially the form attached hereto as Exhibit 1.1(R), reflecting the amount of each such Bank’s Revolving Credit Commitment as so increased pursuant to this Second Amendment;

(n) The Borrower shall have executed and delivered to each of the Banks new Term Notes in substantially the form attached hereto as Exhibit 1.1(T), reflecting the amount of each such Bank’s Term Loan Commitment as so increased pursuant to this Second Amendment;

(o) The Borrower and each of the Loan Parties shall have executed and delivered to the Administrative Agent a Railcar Security Agreement in substantially the form attached hereto as Exhibit A and such other agreements as may be requested by the Administrative Agent so that the assets acquired from Reilly under the Transaction are subject to the Lien of the Administrative Agent in accordance with Section 8.2.6(5)(ii); and

(p) All legal details and proceedings in connection with the transactions contemplated by this Second Amendment and all other Loan Documents to be delivered to the Banks shall be in form and substance reasonably satisfactory to the Administrative Agent.

5. Incorporation into Credit Agreement.

This Second Amendment shall be incorporated into the Credit Agreement by this reference.

6. Full Force and Effect.

Except as expressly modified by this Second Amendment, all of the terms, conditions, representations, warranties, and covenants of the Credit Agreement and the other Loan

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Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Banks and all Guaranty Agreements executed and delivered by the Guarantors.

7. Reimbursement of Expenses.

The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Second Amendment and all other documents or instruments to be delivered in connection herewith.

8. No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Bank, and the Administrative Agent acknowledge and agree that this Second Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

9. Counterparts.

This Second Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

10. Entire Agreement.

This Second Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Second Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

11. Governing Law.

This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KOPPERS INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

CONCRETE PARTNERS, INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of CONTINENTAL CARBON AUSTRALIA PTY LTD by its duly appointed attorney(s):

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Print name of Witness

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS AUSTRALIA HOLDING COMPANY PTY LTD by its duly appointed attorney(s):

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Print name of Witness

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS AUSTRALIA PTY LTD by its duly appointed attorney(s):

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Print name of Witness

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS CARBON MATERIALS & CHEMICALS PTY LTD by its duly appointed attorney(s):

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Print name of Witness

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS CONCRETE PRODUCTS, INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS DELAWARE, INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS INVESTMENT SUBSIDIARY PTY LTD by its duly appointed attorney(s):

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Print name of Witness

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS LUXEMBOURG S.A.R.L.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS MAURITIUS

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

KOPPERS REDEMPTION, INC.

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS SHIPPING PTY LTD by its duly appointed attorney(s):

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Print name of Witness

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

SIGNED for and on behalf of KOPPERS WOOD PRODUCTS PTY LTD by its duly appointed attorney(s):

who certifies/certify that he/she/they have no notice of the revocation of the power of attorney in the presence of:	Attorney(s) signature

Witness signature

Print name of Witness

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

WORLD-WIDE VENTURES CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
Name:	Thomas Majeski
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK OF PENNSYLVANIA, individually and as Syndication Agent

By:
Name:	Ervine H. Geiger, III
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA, individually and as a Co-Documentation Agent

By:
Name:	Dwayne R. Finney
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as a Co-Documentation Agent

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRST COMMONWEALTH BANK, individually and as a Co-Documentation Agent

By:
Name:	Paul J. Oris
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK

By:
Name:
Title:

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

FIRSTMERIT BANK, N.A.

By:
Name:	Rose M. Crump
Title:	Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

LASALLE BANK, NATIONAL ASSOCIATION

By:
Name:	Christopher S. Helmeci
Title:	Senior Vice President

[SIGNATURE PAGE - SECOND AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:	Patrick J. Kaufmann
Title:	Vice President

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Banks and Addresses for Notices to Banks:

Bank	Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name: PNC Bank, National Association Address: One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222 Attention: Thomas Majeski Thomas.majeski@pncbank.com Telephone: (412) 762-2431 Telecopy: (412) 762-6484	$16,100,000.00	$2,660,000.00	$18,760,000.00	14.000000000%

Name: National City Bank of Pennsylvania Address: 19th Floor, 20 Stanwix Street Pittsburgh, PA 15222 Attention: Ervine Geiger III Ervine.Geiger@nationalcity.com Telephone: (412) 644-7756 Telecopy: (412) 355-2283	$14,720,000.00	$2,432,000.00	$17,152,000.00	12.800000000%

Name: Citizens Bank of Pennsylvania Address: Room 2910 525 William Penn Place Pittsburgh, PA 15219-1729 Attention: Dwayne Finney Dwayne.finney@citizensbank.com Telephone: (412) 867-2425 Telecopy: (412) 552-6307	$13,340,000.00	$2,204,000.00	$15,544,000.00	11.600000000%

Name: Bank of America, N.A. Address: 100 Federal Street Boston, MA 02110 Attention: Stephen F. O’Sullivan stephen.f.o’sullivan@bankofamerica.com Telephone: (617) 434-9698 Telecopy: (617) 434-4929	$13,340,000.00	$2,204,000.00	$15,544,000.00	11.600000000%

Bank	Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name: First Commonwealth Bank Address: Frick Building, Suite 416 437 Grant Street Pittsburgh, PA 15219 Attention: Paul Oris poris@fcbanking.com Telephone: (412) 690-2208 Telecopy: (412) 690-2206	$13,340,000.00	$2,204,000.00	$15,544,000.00	11.600000000%

Name: Fifth Third Bank Address: Gulf Tower, 21st Floor 707 Grant Street Pittsburgh, PA 15219 Attention: Jim Janovsky Telephone: (412) 291-5457 Telecopy: (412) 291-5477	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%

Name: FirstMerit Bank, N.A. Address: 25 North Mill Street Post Office Box 671 New Castle, PA 16101 Attention: Rose Crump Rose.crump@firstmerit.com Telephone: (724) 657-6677 Telecopy: (724) 656-8066	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%

Name: LaSalle Bank, National Association Address: 210 Sixth Avenue - Suite 3620 Pittsburgh, PA 15222 Attention: Chris Helmeci christopher.helmeci@abnamro.com Telephone: (412) 255-5462 Telecopy: (412) 255-5485	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%

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Bank	Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name: Wachovia Bank, National Association Address: PA5415 - Meetinghouse Business Center 2240 Butler Pike Plymouth Meeting, PA 19462 Attention: Patrick Kaufmann Patrick.kaufmann@Wachovia.com Telephone: (610) 941-3308 Telecopy: (610) 941-3129	$11,040,000.00	$1,824,000.00	$12,864,000.00	9.600000000%

Total	$125,000,000	$59,000,000	$184,000,000	100%

[Need to insert revised Commitments and percentages when available]

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SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT:

Name:	PNC Bank, National Association
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Thomas Majeski
Telephone:	(412) 762-2431
Telecopy:	(412) 762-6484

SYNDICATION AGENT:

Name:	National City Bank of Pennsylvania
Address:	20 Stanwix Street, 19th floor
Pittsburgh, Pennsylvania 15222
Attention:	Ervine Geiger III
Telephone:	(412) 644-7756
Telecopy:	(412) 355-2283

BORROWER:

Name:	Koppers Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

GUARANTORS:

Name:	Concrete Partners, Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

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Name:	Continental Carbon Australia Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Australia Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Australia Holding Company Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Carbon Materials & Chemicals Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Concrete Products, Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Delaware, Inc.
Address:	401 Silverside Road, Suite 67
Wilmington, Delaware 19809
Attention:	Frank S. Zagar
Telephone:	(302) 798-8010
Telecopy:	(302) 798-0295

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Name:	Koppers Investment Subsidiary Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Mauritius
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Redemption, Inc.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Shipping Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

Name:	Koppers Wood Products Pty Ltd
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

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Name:	World-Wide Ventures Corporation
Address:	Two Greenville Crossing--Suite 220
4005 Kennett Pike
Greenville, Delaware 19807
Attention:	Barbara M. Morris
Telephone:	(302) 421-2287
Telecopy:	(302) 421-2245

Name:	Koppers Luxembourg S.A.R. L.
Address:	436 Seventh Avenue
Pittsburgh, Pennsylvania 15219
Attention:	M. Claire Schaming
Telephone:	(412) 227-2472
Telecopy:	(412) 227-2159

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EXHIBIT 1.1(R)

FORM OF

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$	Pittsburgh, Pennsylvania
, 2006

FOR VALUE RECEIVED, the undersigned, KOPPERS INC., a Pennsylvania corporation (herein called the “Borrower”), hereby promises to pay to the order of                                          (the “Bank”), the lesser of (i) the principal sum of                                          (US$                    ), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to Section 2.1.1 of the Amended and Restated Credit Agreement among the Borrower, the Guarantors now or hereafter party thereto, the Banks now or hereafter party thereto, and PNC Bank, National Association, as Administrative Agent (hereinafter referred to in such capacity as the “Administrative Agent”) dated as of August 15, 2005 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), payable by 11:00 a.m., Pittsburgh time, on the Expiration Date, together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement.

Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the times provided for in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note and all other obligations due and payable to the Bank pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 of the Credit Agreement. Such interest will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Administrative Agent located at PNC Firstside Center, 500 First Avenue, Pittsburgh, Pennsylvania 15219, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests, and Liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Amended and Restated Revolving Credit Note and the Credit Agreement.

This Amended and Restated Revolving Credit Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the “Borrower” and the “Bank” shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Amended and Restated Revolving Credit Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

This Amended and Restated Revolving Credit Note amends and restates that certain Revolving Credit Note dated August 15, 2005 payable by the Borrower to the order of the Bank (the “Original Note”). The Amended and Restated Revolving Credit Note is not intended to constitute, and does not constitute an interruption, suspension of continuity, discharge of prior duties, termination, novation or satisfaction of the obligations, indebtedness or liabilities represented by the Original Note.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

[SIGNATURE PAGE FOLLOWS]

2

[SIGNATURE PAGE - AMENDED AND RESTATED REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Amended and Restated Revolving Credit Note by its duly authorized officer with the intention that it constitutes a sealed instrument.

KOPPERS INC.

By:	(Seal)
Name:
Title:

EXHIBIT 1.1(T)

FORM OF

SECOND AMENDED AND RESTATED TERM NOTE

$	Pittsburgh, Pennsylvania
, 2006

FOR VALUE RECEIVED, the undersigned, KOPPERS INC., a Pennsylvania corporation (herein called the “Borrower”), hereby promises to pay to the order of                                          (the “Bank”) the principal sum of                                          U.S. Dollars (US$                                         ), pursuant to Section 3.1 of the Amended and Restated Credit Agreement among the Borrower, the Guarantors now or hereafter party thereto, the Banks now or hereafter party thereto, and PNC Bank, National Association, as Administrative Agent (hereinafter referred to in such capacity as the “Administrative Agent”), dated as of August 15, 2005 (as amended, restated, modified or supplemented, from time to time, the “Credit Agreement”), payable to the Bank as follows: quarterly installments of principal in the amount set forth in Section 3.3 of the Credit Agreement payable on the first day of each May, August, November, and February hereafter, with a final installment of the entire balance due on the Term Loan Maturity Date.

Interest hereon will be payable at the times provided for in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the unpaid principal balance hereof at a rate per annum as set forth in Section 4.3 of the Credit Agreement. Such interest will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Administrative Agent located at PNC Firstside Center, 500 First Avenue, Pittsburgh, Pennsylvania 15219, in lawful money of the United States of America in immediately available funds.

This Second Amended and Restated Term Note is one of the Term Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests, and Liens contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Second Amended and Restated Term Note and the Credit Agreement.

This Second Amended and Restated Term Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the “Borrower” and the “Bank” shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Second Amended and Restated Term Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

This Second Amended and Restated Term Note amends and restates that certain Amended and Restated Term Note dated December 2, 2005 payable by the Borrower to the order of the Bank (the “Original Note”). The Second Amended and Restated Term Note is not intended to constitute, and does not constitute an interruption, suspension of continuity, discharge of prior duties, termination, novation or satisfaction of the obligations, indebtedness or liabilities represented by the Original Note.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

[SIGNATURE PAGE FOLLOWS]

2

[SIGNATURE PAGE - SECOND AMENDED AND RESTATED TERM NOTE]

IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Second Amended and Restated Term Note by its duly authorized officer with the intention that it constitutes a sealed instrument.

KOPPERS INC.

By:	(Seal)
Name:
Title:

EXHIBIT A

[insert Railcar Security Agreement]